UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2012

UnionBanCal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-15081	94-1234979
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 California Street

San Francisco, CA 94104-1302

Tel. (415) 765-2969

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 1, 2012, UnionBanCal Corporation (the “Company”), completed its acquisition of Pacific Capital Bancorp (“PCB”), a Delaware corporation, through the merger of Pebble Merger Sub Inc. (“Merger Sub”), a corporation formed in Delaware as a wholly-owned subsidiary of the Company, with and into PCB, with PCB continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of March 9, 2012 by and among the Company, Merger Sub and PCB.

On December 3, 2012, PCB merged with and into the Company, with the Company surviving (the “Second Merger”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 1, 2012, by and between PCB and the Company. Following the Second Merger, Santa Barbara Bank & Trust, N.A. (“SBBT”), a wholly-owned subsidiary of PCB, merged with and into Union Bank, N.A. (“UB”), a wholly-owned subsidiary of the Company with UB continuing as the surviving entity, pursuant to that certain Agreement and Plan of Merger dated as of April 5, 2012 by and between SBBT and UB.

On December 1, 2012, the Company issued a press release regarding the completion of the acquisition of PCB. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed with the Securities and Exchange Commission as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 12, 2012, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press release dated December 1, 2012.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “continue,” “expect,” “target,” “anticipate,” “intend,” “plan,” “estimate,” “potential,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, results of operations and/or prospects. Such risks and uncertainties include, but are not limited to, those discussed in the Company’s public filings with the SEC. All forward-looking statements included in this document are based on information available at the time of such document, and the Company assumes no obligation to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2012

UNIONBANCAL CORPORATION

	By:	/s/ John F. Woods
JOHN F. WOODS
Vice Chairman & Chief Financial Officer
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 1, 2012.